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                                                                      EXHIBIT 21

                         CATALINA MARKETING CORPORATION
                           SUBSIDIARIES OF REGISTRANT

Catalina Marketing International, Inc.,
        a Delaware corporation

Catalina Marketing Manufacturer Services, Inc. (f/k/a Catalina Marketing Sales Corporation),
        a Delaware corporation

Catalina Marketing Retail Sales Corporation, a Delaware corporation

Catalina Electronic Clearing Services, Inc., a Delaware corporation

Catalina Health Resource, Inc. (f/k/a Health Resource Publishing Company), a Delaware corporation

Supermarkets Online Holdings, Inc.,
        a Delaware corporation

Supermarkets Online, Inc.,
        a Delaware corporation

Catalina Marketing Worldwide, Inc.,
        a Delaware corporation

Catalina Marketing of France, Inc.,
        a Delaware corporation

Catalina Marketing France, S.A.S.,
        a French corporation

Catalina Marketing of Mexico, Inc.,
        a Delaware corporation

Catalina Marketing U.K., Inc.,
        a Delaware corporation

Catalina Marketing U.K., LTD.,
        a United Kingdom corporation

Catalina Marketing Italia s.r.l.,
        an Italian corporation

Savings4Me Ltd.,
        a United Kingdom corporation

Catalina Marketing of Iberia, Inc.,
        a Delaware corporation

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Catalina Marketing of Belgium, Inc.,
        a Delaware corporation

Catalina Marketing Belgium SCA,
        a Belgian limited partnership

Catalina-Pacific Media, LLC,
        a Delaware limited liability corporation

Pacific Media KK,
        a Japanese corporation

CMJ Investments, LLC,
        a Delaware limited liability corporation

Catalina Marketing Japan KK,
        a Japanese corporation

Catalina Marketing Research Solutions, Inc. (f/k/a Alliance Research, Inc.), a Delaware corporation

Compuscan Marketing, Inc.,
        a Pennsylvania corporation

Compuscan Technologies, Inc.,
        a Delaware corporation

Catalina Marketing Loyalty Holdings, Inc., a Delaware corporation

Dynamic Controls, Inc.,
        a Delaware corporation

Catalina Marketing Direct Marketing Services, Inc. (f/k/a Market Logic, Inc.), a California corporation

Newco II, Inc.,
        a Delaware corporation

Healthcare Data Corporation,
        a Delaware corporation

Market Intelligence, Inc.,
        an Illinois corporation

Newco III, Inc.,
        a Delaware corporation

Catalina Marketing Deutschland GmbH,
        a German corporation